UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C.  20549

FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  March 7, 2013

TERRESTAR CORPORATION
(Exact Name of Registrant as Specified in Charter)

Delaware	001-33546	93-0976127
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

344 Maple Avenue, West, #275
Vienna, VA	22180
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code:  703-483-7800

12010 Sunset Hills Road
Reston, VA, 20190
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

❑	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

❑	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

❑	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

❑	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01.     Other Events

On October 24, 2012, the United States Bankruptcy Court for the Southern District of New York entered an order confirming the Third Amended Joint Chapter 11 Plan of TerreStar Corporation, Motient Communications Inc., Motient Holdings Inc., Motient License Inc., Motient Services Inc., Motient Ventures Holding Inc., MVH Holdings Inc., TerreStar Holdings Inc. and TerreStar New York Inc. (the “Plan”).  Pursuant to the Plan, TerreStar Corporation (the “Company”) emerged from bankruptcy on March 7, 2013, and is planning on making an initial issuance of common stock as contemplated under the Plan.  All shares of common stock and preferred stock that were outstanding prior to the emergence date have been cancelled.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TERRESTAR CORPORATION

	By:	/s/ Douglas Brandon
Douglas Brandon
General Counsel & Secretary

Date: March 7, 2013